                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                      FORT DEARBORN INCOME SECURITIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------
        PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED
        IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

                     FORT DEARBORN INCOME SECURITIES, INC.
                                ---------------

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 6, 2005
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") will be held on December 6, 2005 at 3:00 p.m., Central time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606 for the following purposes:

        (1) To elect four (4) directors to serve until the annual meeting of shareholders in 2006, or until their successors are elected and qualified or until they resign or are otherwise removed; and

        (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on November 7, 2005. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                             By order of the board of directors,

                                             MARK F. KEMPER
                                             SECRETARY

November 15, 2005
One North Wacker Drive
Chicago, Illinois 60606
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR ALL NOMINEES" TO ELECT THE DIRECTORS NAMED IN THE ATTACHED PROXY STATEMENT AND, IN THE PROXIES' DISCRETION, EITHER "FOR" OR "AGAINST" ANY OTHER BUSINESS THAT MAY PROPERLY ARISE AT THE ANNUAL MEETING. In order to avoid the additional expense to the fund of further solicitation, we ask your cooperation in mailing your proxy card promptly.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                           Registration                            Valid Signature
                           ------------                            ---------------

Corporate Accounts
        (1)  ABC Corp................................  ABC Corp.
                                                       John Doe, Treasurer
        (2)  ABC Corp................................  John Doe, Treasurer
        (3)  ABC Corp. c/o John Doe, Treasurer.......  John Doe
        (4)  ABC Corp. Profit Sharing Plan...........  John Doe, Trustee

Partnership Accounts
        (1)  The XYZ Partnership.....................  Jane B. Smith, Partner
        (2)  Smith and Jones, Limited Partnership....  Jane B. Smith, General Partner

Trust Accounts
        (1)  ABC Trust Account.......................  Jane B. Doe, Trustee
        (2)  Jane B. Doe, Trustee u/t/d 12/18/78.....  Jane B. Doe

Custodial or Estate Accounts
        (1)  John B. Smith, Cust. f/b/o
             John B. Smith, Jr. UGMA/UTMA............  John B. Smith
        (2)  Estate of John B. Smith.................  John B. Smith, Jr., Executor

                     FORT DEARBORN INCOME SECURITIES, INC.
                             One North Wacker Drive
                            Chicago, Illinois 60606
                                ----------------

                                PROXY STATEMENT
                                ----------------

         Annual Meeting of Shareholders to be Held on December 6, 2005

    This proxy statement is furnished to the shareholders of Fort Dearborn Income Securities, Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on December 6, 2005, at 3:00 p.m., Central time, at One North Wacker Drive, 38th Floor, Chicago, Illinois 60606, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about November 15, 2005.

    A majority of the shares outstanding and entitled to vote on November 7, 2005, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, shareholders present in person or the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR ALL NOMINEES to elect the four nominees for director named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, November 7, 2005, the Fund had 8,775,665 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), who will not receive any compensation therefor from the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

    UBS Global AM serves as the Fund's investment advisor. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at One North Wacker Drive, Chicago, Illinois 60606. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    You may obtain, without charge, a copy of the Fund's annual report and most recent semi-annual report succeeding the annual report, by: (1) written request to: UBS Global Asset Management (Americas) Inc., Attn: Mark F. Kemper, One North Wacker Drive, Chicago, Illinois 60606; or (2) calling the Fund's toll-free number: 1-800-647-1568.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the four nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each of the nominees was last elected director at the Fund's December 2004 Annual Meeting of Shareholders. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR ALL NOMINEES to elect the four nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the executive officers beneficially owned any shares of the Fund's common stock on November 7, 2005.

    Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.

                                                                                                                       Shares
                                                                              Number of                             Beneficially
                                                                            Portfolios in                               Owned
                         Position(s)   Length                               Fund Complex                             Directly or
                          Held with    of Time   Principal Occupation(s)      Overseen       Other Directorships    Indirectly at
Name, Age and Address       Fund       Served      During Past 5 Years       by Nominee        Held by Nominee    November 7, 2005
---------------------       ----       ------      -------------------       ----------        ---------------    ----------------
INDEPENDENT DIRECTORS:

Adela Cepeda; 47          Director     Since     Ms. Cepeda is founder    Ms. Cepeda is a    Ms. Cepeda is a            1,000
A.C. Advisory, Inc.                     2000     and president of A.C.    director or        director of Lincoln
161 No. Clark Street,                            Advisory, Inc. (since    trustee of four    National Income
Suite 4975                                       1995).                   investment         Fund, Inc.; Lincoln
Chicago, IL 60601                                                         companies          National
                                                                          (consisting of 53  Convertible
                                                                          portfolios) for    Securities Fund
                                                                          which UBS Global   (both since 1992)
                                                                          AM or one of its   and MGI Funds
                                                                          affiliates serves  (7 portfolios)
                                                                          as investment      (since 2005). She
                                                                          advisor,           is also a director
                                                                          sub-advisor or     of Amalgamated Bank
                                                                          manager.           of Chicago (since
                                                                                             2003) and Wyndham
                                                                                             International Inc.
                                                                                             (since 2004).

Frank K. Reilly; 69       Chairman     Since     Mr. Reilly is a          Mr. Reilly is a    Mr. Reilly is a            6,506
Mendoza College of          and         1993     Professor at the         director or        Director of
Business                  Director               University of Notre      trustee of four    Discover Bank;
University of Notre                              Dame since 1982.         investment         Morgan Stanley
Dame                                                                      companies          Trust and FSB.
Notre Dame, IN                                                            (consisting of 53
46556-5649                                                                portfolios), for
                                                                          which UBS Global
                                                                          AM or one of its
                                                                          affiliates serves
                                                                          as investment
                                                                          advisor,
                                                                          sub-advisor or
                                                                          manager.

                                                                                                                       Shares
                                                                              Number of                             Beneficially
                                                                            Portfolios in                               Owned
                         Position(s)   Length                               Fund Complex                             Directly or
                          Held with    of Time   Principal Occupation(s)      Overseen       Other Directorships    Indirectly at
Name, Age and Address       Fund       Served      During Past 5 Years       by Nominee        Held by Nominee    November 7, 2005
---------------------       ----       ------      -------------------       ----------        ---------------    ----------------
Edward M. Roob; 71        Director     Since     Mr. Roob is retired      Mr. Roob is a      Mr. Roob is a              9,000
841 Woodbine Lane                       1993     (since 1993). Mr. Roob   director or        Trustee of the AHA
Northbrook, IL 60002                             was a Committee Member   trustee of four    Investment Funds
                                                 of the Chicago Stock     investment         (6 portfolios).
                                                 Exchange from            companies
                                                 1993-1999.               (consisting of 53
                                                                          portfolios), for
                                                                          which UBS Global
                                                                          AM or one of its
                                                                          affiliates serves
                                                                          as investment
                                                                          advisor,
                                                                          sub-advisor or
                                                                          manager.

J. Mikesell Thomas; 54    Director     Since     Mr. Thomas is President  Mr. Thomas is a    Mr. Thomas is a         None
Federal Home Loan Bank                  2002     and CEO of Federal Home  director or        director and
of Chicago                                       Loan Bank of Chicago     trustee of four    chairman of the
111 East Wacker Drive                            (since 2004).            investment         Finance Committee
Chicago,                                         Mr. Thomas was an        companies          for Evanston
Illinois 60601                                   independent financial    (consisting of 53  Northwestern
                                                 advisor (2001-2004). He  portfolios) for    Healthcare.
                                                 was a managing director  which UBS Global
                                                 of Lazard Freres & Co.   AM or one of its
                                                 (1995 to 2001).          affiliates serves
                                                                          as investment
                                                                          advisor,
                                                                          sub-advisor or
                                                                          manager.

               Information About Nominee Ownership of Fund Shares

                                                                      Aggregate Dollar Range of Equity Securities in All
                                                 Dollar Range            Registered Investment Companies Overseen by
                                                  of Equity                 Nominee for Which UBS Global AM or an
                                                  Securities               Affiliate Serves as Investment Advisor,
                Nominee                            in Fund+                        Sub-Advisor or Manager+
                -------                            --------                        -----------------------
Independent Directors:
Adela Cepeda                                         $10,001-$50,000                   $10,001-$50,000
Frank K. Reilly                                     $50,001-$100,000                    Over $100,000
Edward M. Roob                                         Over $100,000                    Over $100,000
J. Mikesell Thomas                                   None                                    None

---------

  + Information regarding ownership of shares of the Fund is as of November 7, 2005; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2004.

   As of December 31, 2004, the Independent Directors and their immediate family members did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.

    The board of directors of the Fund met five times during the fiscal year ended September 30, 2005. Each director attended 75% or more of the board meetings during the last fiscal year.

    The Fund's directors are not required to attend the Fund's annual meetings. Three directors attended the annual meeting of shareholders in 2004.

    The board has established an Audit Committee that acts pursuant to a written charter ("Audit Committee Charter") and is responsible for, among other things:
(i) overseeing the scope of the Fund's audit; (ii) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification of, the selection of the Fund's independent auditors. A copy of the Audit Committee Charter was previously filed with the Fund's 2004 proxy statement. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended September 30, 2005. The Audit Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and each of whom is independent as defined under listing standards of the New York Stock Exchange ("NYSE") applicable to closed-end funds. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The board has determined that Mr. Thomas qualifies as an "audit committee financial expert," as defined by Securities and Exchange Commission regulations. The Audit Committee met four times during the fiscal year ended September 30, 2005, and each member attended 75% or more of those meetings.

    The board has also established a Nominating, Compensation and Governance Committee that acts pursuant to a written charter ("Nominating, Compensation and Governance Committee Charter"). The Nominating, Compensation and Governance Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional independent directors of the board, periodically reviewing the composition of the board, periodically reviewing board governance procedures and recommending any appropriate changes thereto and periodically reviewing the compensation structure for independent directors. A copy of the Nominating, Compensation and Governance Committee Charter was previously filed with the Fund's 2004 proxy statement. The Nominating, Compensation and Governance Committee currently consists of Ms. Cepeda and Messrs. Reilly, Roob and Thomas, none of whom is an "interested person" for purposes of the 1940 Act, and all of whom are independent as defined under listing standards of the NYSE applicable to closed-end funds. The Nominating, Compensation and Governance Committee met once during the fiscal year ended September 30, 2005.

    In nominating candidates, the Nominating, Compensation and Governance Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are necessary for each candidate to possess. In identifying and evaluating nominees for director, the Nominating, Compensation and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include: (i) whether or not the person is an "interested person" as defined in the 1940 Act, meets the applicable independence and experience requirements of the NYSE and is otherwise qualified under applicable laws and regulations to serve as a member of the board; (ii) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment advisor of the Fund, other Fund service providers or their affiliates; (iii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a board member; (iv) the person's judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of the candidate's experience with the experience of other board members; and (vi) the extent to which the candidate would be a desirable addition to the board and any committees thereof.

    While the Nominating, Compensation and Governance Committee is solely responsible for the selection and recommendation to the board of board candidates, the Nominating, Compensation and Governance Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among those board members who are independent board members. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Fund's outstanding shares and
(ii) has been a shareholder of at least 1/2 of 1% of the Fund's total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating, Compensation and Governance Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating, Compensation and Governance Committee, care of the Secretary of the Fund at UBS Global AM, One North Wacker Drive, Chicago, Illinois 60606. The Qualifying Fund Shareholder's letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and
(v) the nominee's resume or curriculum vitae. The Qualifying Fund Shareholder's letter must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders. The Nominating, Compensation and Governance Committee may also seek such additional information about the nominee as it considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

    Shareholders may send other communications to the board by sending a letter to the chairperson of the board of directors, Mr. Frank K. Reilly, care of the Secretary of the Fund at UBS Global AM, One North Wacker Drive, Chicago, Illinois 60606. The chairperson of the Board of Directors will relay shareholder communications to the other board members.

    Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age.

    Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $30,000 for serving as a board member, a $2,000 retainer for serving as an Audit Committee member, and a $2,000 retainer for serving as a Nominating Committee member. The foregoing fees will be allocated among all such funds as follows: (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Director will receive $300 from the Fund for each regular board meeting (and each in-person special meeting) actually attended. No officer, director or employee of UBS Global AM or any of its affiliates presently receives any compensation from the Fund for acting as a board member or officer. Board members are reimbursed for expenses incurred in attending meetings.

                              Compensation Table+

                                                              Total
                                                           Compensation
                                            Aggregate     From the Fund
                Name of                    Compensation      and the
            Person, Position              from the Fund*  Fund Complex**
            ----------------              --------------  --------------
Adela Cepeda, Director..................      $5,160         $63,299
Frank K. Reilly, Director...............      $4,387         $58,863
Edward M. Roob, Director................      $4,387         $58,609
J. Mikesell Thomas, Director............      $5,360         $57,194

---------

  + Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager.
  * Represents fees paid to each director for service on the board during the fiscal year ended September 30, 2005.
 **  Represents fees paid for services during the fiscal year ended
     September 30, 2005 to each board member by four investment companies for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

                 INFORMATION CONCERNING INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

    The Fund's financial statements for the fiscal year ended September 30, 2005, were audited by Ernst & Young LLP ("Ernst & Young"), independent registered public accounting firm. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2006. Ernst & Young has been the Fund's independent registered public accounting firm since the fiscal year ended September 30, 2001. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees:

    For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate Ernst & Young audit fees for professional services rendered to the Fund were approximately $33,000 and $28,000, respectively.

    Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees:

    In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate audit-related fees billed by Ernst & Young for services rendered to the Fund that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $2,500 and $0, respectively.

    Fees included in the audit-related fees category are those associated with the reading and providing comments on the 2005 semi-annual statements.

    There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees:

    In each of the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate tax fees billed by Ernst & Young for professional services rendered to the Fund were approximately $5,000 and $4,400, respectively.

    Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

    There were no tax fees required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees:

    In each of the fiscal years ended September 30, 2005 and September 30, 2004, there were no fees billed by Ernst & Young for products and services, other than the services reported above, rendered to the Fund.

    Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

    There were no "all other fees" required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Pre-Approval Policies and Procedures:

    The Audit Committee Charter contains the Audit Committee's pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

    To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Fund, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors' specific representations as to their independence. In evaluating the auditor's qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Fund, as well as with the Fund's investment adviser or any control affiliate of the investment adviser that provides ongoing services to the Fund; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm's internal quality control procedures.

         (b) To pre-approve all non-audit services to be provided to the Fund by the independent auditors when, without such pre-approval, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

         (c) To pre-approve all non-audit services to be provided by the Fund's independent auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser ("adviser affiliate") and that provides ongoing services to the Fund, when, without such pre-approval by the Committee, the auditors would not be independent of the Fund under applicable federal securities laws, rules or auditing standards.

         (d) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

         (e) To consider whether the non-audit services provided by the Fund's independent auditor to the Fund's investment adviser or any adviser affiliate that provides on-going services to the Fund, which services were not pre-approved by the Committee, are compatible with maintaining the auditors' independence.

Aggregate Non-Audit Fees:

    For the fiscal years ended September 30, 2005 and September 30, 2004, the aggregate non-audit fees billed by Ernst & Young of $61,000 and $160,400, respectively, included non-audit services rendered on behalf of the Fund of $7,500 and $4,400, respectively, and non-audit services rendered on behalf of the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund of $53,500 and $156,000, respectively.

    The Audit Committee was not required to consider whether the provision of non-audit services that were rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Ernst & Young's independence.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                  Length of    Principal Occupation(s) During Past 5 Years;
                                     Position(s) Held                Time          Number of Portfolios in Fund Complex
 Name, Address, and Age                with the Fund                Served          for which Person Serves as Officer
 ----------------------                -------------                ------          ----------------------------------
Joseph J. Allessie*; 40        Vice President and Assistant       Since 2005   Mr. Allessie is a director and deputy
                                         Secretary                             general counsel at UBS Global AM (US) Inc.
                                                                               and UBS Global AM (collectively, "UBS Global
                                                                               AM-Americas region") (since 2005). Prior to
                                                                               joining UBS Global AM-Americas region, he
                                                                               was senior vice president and general
                                                                               counsel of Kenmar Advisory Corp. (from
                                                                               2004-2005). Prior to that Mr. Allessie was
                                                                               general counsel and secretary of Global
                                                                               Asset Management (USA) Inc., GAM
                                                                               Investments, GAM Services, GAM Funds, Inc.
                                                                               and the GAM Avalon Funds (from 1999 to
                                                                               2004). Such entities are affiliates of UBS
                                                                               Global AM-Americas region. Prior to joining
                                                                               GAM, Mr. Allessie was Regulatory Officer to
                                                                               the State of New Jersey, Department of Law
                                                                               and Public Safety, Bureau of Securities
                                                                               (from 1993 to 1999). Mr. Allessie is a vice
                                                                               president and assistant secretary of 20
                                                                               investment companies (consisting of 86
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

                                                                  Length of    Principal Occupation(s) During Past 5 Years;
                                     Position(s) Held                Time          Number of Portfolios in Fund Complex
 Name, Address, and Age                with the Fund                Served          for which Person Serves as Officer
 ----------------------                -------------                ------          ----------------------------------
W. Douglas Beck*; 38                     President                Since 2005   Mr. Beck is an executive director and head
                                                                               of mutual fund product management of UBS
                                                                               Global AM-Americas region (since 2002). From
                                                                               March 1998 to November 2002, he held various
                                                                               positions at Merrill Lynch, the most recent
                                                                               being first vice president and co-manager of
                                                                               the managed solutions group. Mr. Beck is
                                                                               president of 20 investment companies
                                                                               (consisting of 86 portfolios) for which UBS
                                                                               Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager
                                                                               and was vice president of such investment
                                                                               companies from 2003 to 2005.

Rose Ann Bubloski*; 37         Vice President and Assistant       Since 2004   Ms. Bubloski is an associate director and a
                                         Treasurer                             senior manager of the mutual fund finance
                                                                               department of UBS Global AM-Americas region.
                                                                               Ms. Bubloski is vice president and assistant
                                                                               treasurer of four investment companies
                                                                               (consisting of 53 portfolios) for which UBS
                                                                               Global AM or one of its affiliates serves as
                                                                               investment advisor, sub-advisor or manager.

Thomas Disbrow*; 39            Vice President and Assistant       Since 2000   Mr. Disbrow is a director, head of retail
                                         Treasurer                and 2004,    mutual fund operations, and a co-head of the
                                                                  respectively mutual fund finance department of UBS Global
                                                                               AM-Americas region. Mr. Disbrow is vice
                                                                               president and treasurer of 16 investment
                                                                               companies (consisting of 33 portfolios) and
                                                                               vice president and assistant treasurer of
                                                                               four investment companies (consisting of 53
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

Craig G. Ellinger**; 35               Vice President              Since 2001   Mr. Ellinger is a portfolio manager in the
                                                                               Fixed Income Group at UBS Global AM-
                                                                               Americas region (since 2000). Mr. Ellinger
                                                                               is also Global Head of Credit Research for
                                                                               UBS Global AM-Americas region since May
                                                                               2005. He previously served in a similar
                                                                               position at PPM America, Inc. (1997 to
                                                                               2000). Mr. Ellinger is vice president of one
                                                                               investment company (consisting of one
                                                                               portfolio) for which UBS Global AM serves as
                                                                               investment advisor.

                                                                  Length of    Principal Occupation(s) During Past 5 Years;
                                     Position(s) Held                Time          Number of Portfolios in Fund Complex
 Name, Address, and Age                with the Fund                Served          for which Person Serves as Officer
 ----------------------                -------------                ------          ----------------------------------
Mark F. Kemper**; 47           Vice President and Secretary       Since 1999   Mr. Kemper is general counsel of UBS Global
                                                                  and 2004,    Asset Management-Americas region (since July
                                                                  respectively 2004). Mr. Kemper is also an executive
                                                                               director of UBS Global AM-Americas region.
                                                                               He was deputy general counsel of UBS Global
                                                                               AM from July 2001 to July 2004. He has been
                                                                               secretary of UBS Global AM since 1999 and
                                                                               assistant secretary of UBS Global Asset
                                                                               Management Trust Company since 1993.
                                                                               Mr. Kemper is secretary of UBS Global Asset
                                                                               Management (US) Inc. (since 2004).
                                                                               Mr. Kemper is vice president and secretary
                                                                               of 20 investment companies (consisting of 86
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

Joseph T. Malone*; 38          Vice President, Treasurer and      Since 2004   Mr. Malone is a director and a co-head of
                               Principal Accounting Officer                    the mutual fund finance department of UBS
                                                                               Global AM-Americas region. From August 2000
                                                                               through June 2001, he was controller at AEA
                                                                               Investors Inc. From March 1998 to August
                                                                               2000, Mr. Malone was a manager within the
                                                                               investment management services practice of
                                                                               PricewaterhouseCoopers LLC. Mr. Malone is
                                                                               vice president and assistant treasurer of 16
                                                                               investment companies (consisting of 33
                                                                               portfolios) and vice president, treasurer
                                                                               and principal accounting officer of four
                                                                               investment companies (consisting of 53
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager, and was
                                                                               assistant treasurer of such investment
                                                                               companies until 2004.

                                                                  Length of    Principal Occupation(s) During Past 5 Years;
                                     Position(s) Held                Time          Number of Portfolios in Fund Complex
 Name, Address, and Age                with the Fund                Served          for which Person Serves as Officer
 ----------------------                -------------                ------          ----------------------------------
Joseph McGill*; 43          Vice President and Chief Compliance   Since 2004   Mr. McGill is an executive director and
                                          Officer                              chief compliance officer at UBS Global AM-
                                                                               Americas region. Prior to joining UBS Global
                                                                               AM-Americas region, he was Assistant General
                                                                               Counsel at J.P. Morgan Investment Management
                                                                               (from 1999-2003). Mr. McGill is a vice
                                                                               president and chief compliance officer for
                                                                               20 investment companies (consisting of 86
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

Eric Sanders*; 40              Vice President and Assistant       Since 2005   Mr. Sanders is a director and associate
                                         Secretary                             general counsel of UBS Global AM-Americas
                                                                               region (since July 2005). From 1996 until
                                                                               June 2005, he held various positions at Fred
                                                                               Alger & Company, Incorporated, the most
                                                                               recent being assistant vice president and
                                                                               associate general counsel. Mr. Sanders is a
                                                                               vice president and assistant secretary of 20
                                                                               investment companies (consisting of 86
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

Keith Weller*; 44              Vice President and Assistant       Since 2004   Mr. Weller is an executive director and
                                         Secretary                             senior associate general counsel of UBS
                                                                               Global AM-Americas region. Mr. Weller is a
                                                                               vice president and assistant secretary of 20
                                                                               investment companies (consisting of 86
                                                                               portfolios) for which UBS Global AM or one
                                                                               of its affiliates serves as investment
                                                                               advisor, sub-advisor or manager.

---------

  * This person's business address is 51 West 52nd Street, New York, NY 10019-6114.
 **  This person's business address is One North Wacker Drive, Chicago, IL
     60606.

                         BENEFICIAL OWNERSHIP OF SHARES

    As of November 7, 2005, Management did not know of any person who owned beneficially 5% or more of the common stock of the Fund.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2006 annual meeting of shareholders should send such proposals to the Secretary of the Fund at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than July 15, 2006 and must satisfy other requirements of the federal securities laws.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                            By order of the board of directors,

                                            MARK F. KEMPER
                                            SECRETARY

    November 15, 2005

             It is important that you execute and return your proxy
                                   promptly.

           -------------------
                 FORT DEARBORN
                        INCOME
              SECURITIES, INC.
           -------------------

             -------------------
                   FORT DEARBORN
                          INCOME
                SECURITIES, INC.
             -------------------

  -------------------
  Notice of
  Annual Meeting
  to be held on
  December 6, 2005
  and
  Proxy Statement
  -------------------

                                  DETACH HERE                           ZFDI32

                                     PROXY

                     FORT DEARBORN INCOME SECURITIES, INC.

               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               ANNUAL MEETING OF SHAREHOLDERS - DECEMBER 6, 2005

The undersigned, having received the Notice of the 2005 Annual Meeting and Proxy Statement, appoints Joseph J. Allessie and Keith A. Weller and each or any of them as proxies, with full power of substitution and revocation, to represent the undersigned and to vote all shares (including those owned beneficially by the undersigned through the Automatic Dividend Reinvestment Plan) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Fort Dearborn Income Securities, Inc. to be held on December 6, 2005, 3:00 P.M., Central Time, at UBS Global Asset Management, One N. Wacker Drive, 38th floor, Chicago, Illinois, 60606 and any adjournments thereof.


HAS YOUR ADDRESS CHANGED?                               DO YOU HAVE ANY COMMENTS?

------------------------------------------              -------------------------------------------------

------------------------------------------              -------------------------------------------------

------------------------------------------              -------------------------------------------------


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THE CARD.

          (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)

FORT DEARBORN
INCOME SECURITIES, INC.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

        DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL         ZFDI31

/X/    PLEASE MARK                                                         6210
       VOTES AS IN
       THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN THE ELECTION OF DIRECTORS.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES IN THE ELECTION OF
                                   DIRECTORS.


1.  Election of Directors.                           2.  In their discretion, the proxies are authorized to vote upon such
    NOMINEES: (01) A. Cepeda, (02) F.K. Reilly,          other matters as may properly come before the Meeting or any adjournment
    (03) E.M. Roob and (04) J.M. Thomas                  thereof.

       FOR     / /     / /  WITHHOLD
       ALL                  FROM ALL
    NOMINEES                NOMINEES

      / / ________________________________________
          FOR ALL NOMINEES EXCEPT AS WRITTEN ABOVE

          If you plan to attend the Annual Meeting, please check this      / /
          box.

          Mark box at right if an address change or comment has been       / /
          noted on the reverse side of this card.

          (Please date and sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.)

Signature: ___________________  Date: ___________  Signature: ___________________  Date: _________